UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2006

FIRST STATE BANCORPORATION

(Exact name of registrant as specified in its charter)

NEW MEXICO	001-12487	85-0366665
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7900 JEFFERSON, N.E., ALBUQUERQUE, NEW MEXICO	87109
(Address of principal executive offices)	(Zip Code)

(505) 241-7500

Registrant’s Telephone Number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 24, 2006, the Registrant issued a News Release announcing its second quarter 2006 financial results. A copy of the News Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	News release, dated July 24, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST STATE BANCORPORATION

Date: July 25, 2006	By:	/s/ Christopher C. Spencer
Christopher C. Spencer
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	News release, dated July 24, 2006.